BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account A

Brighthouse Separate Account Eleven for Variable Annuities

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Supplement dated June 30, 2020 to the prospectuses

for the annuity contracts listed below

This supplement describes a change to the annuity contracts listed below issued by Brighthouse Life Insurance Company or Brighthouse Life Insurance Company of NY (together with Brighthouse Life Insurance Company, “we” or “us”). This supplement should be read in its entirety and kept together with your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

On March 27, 2020, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts.

Special Distribution Rules during 2020. You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution (“RMD”) for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if you had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with your tax adviser before waiving your 2020 RMD payment.

The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. You should consult your tax adviser to see if you may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.

SUPP-CARESACT-0620

Supplement to the prospectus for the following annuity contracts:

Brighthouse Separate Account A

Series O (offered on and after July 20, 2015)

Brighthouse Variable Annuity Account B

PrimElite IVSM

Brighthouse Separate Account Eleven for Variable Annuities

Protected Equity Portfolio	Brighthouse Accumulation Annuity
PrimEliteSM Annuity	PrimElite IISM Annuity
MarquisSM Portfolios	Pioneer Annuistar Plus Variable Annuity
Portfolio Architect Plus Annuity	Portfolio Architect II Annuity
Scudder Advocate Rewards Annuity	Pioneer Annuistar Flex Variable Annuity
Pioneer Annuistar Value Variable Annuity	VintageSM Annuity
Portfolio Architect Annuity	Portfolio Architect Select Annuity
Premier Advisers (Class I) Annuity	Premier Advisers - (Class II) Annuity
Index Annuity	Vintage IISM Annuity
Vintage 3SM Annuity	Vintage XTRASM Annuity
Portfolio Architect 3 Annuity	Portfolio Architect XTRA Annuity

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE